                                                                     Exhibit 4.1


NUMBER                                                                  SHARES


                       NETWORK-1 SECURITY SOLUTIONS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                 CUSIP 64121N 10 9
                                           SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT







is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
NETWORK-1 SECURITY SOLUTIONS, INC., transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
     Dated:

SEAL

                           /s/ Avi A. Fogel            /s/ Robert Russo
                          -------------------------   -------------------------
                           President                   Secretary

                       Countersigned and Registered:
                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           (NEW YORK, NY)
                                                                  Transfer Agent
                                                                  and Registrar,

                                                            Authorized Signature

NETWORK-1 SECURITY SOLUTIONS, INC.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATION, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS APPLICABLE TO EACH CLASS OF STOCK OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF TRANSFERS MIN ACT-_____________
                                                            (Cust)
                                                  Custodian___________
                                                             (Minor)

TEN ENT - as tenants by the      under Uniform Transfers to Minors Act
          entireties

JT TEN  - as joint tenants
          with right of
          survivorship and
          not as tenants                    ___________________________
          in common                                 (State)

       Additional abbreviations may also be used though not in the above list

 For value received, _______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

  --------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the Common Stock evidenced by the within Certificate, and do hereby irrevocably constitute and appoint----------------------------------------------

--------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ---------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.